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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3615

Mosaic Equity Trust
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

W. Richard Mason
Madison/Mosaic Legal and Compliance Department
8777 N. Gainey Center Drive, Suite 220
Scottsdale, AZ  85258
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspoection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1.  Report to Shareholders.

ANNUAL REPORT

December 31, 2005

Mosaic Equity Trust

  Mosaic Investors Fund
  Mosaic Balanced Fund
  Mosaic Mid-Cap Fund
  Mosaic Foresight Fund

Mosaic Funds
www.mosaicfunds.com

MOSAIC EQUITY TRUST   December 31, 2005

Management's Discussion of Fund Performance

Review of Period

The twelve-month period ended December 31, 2005 saw a small gain for Mosaic Mid-Cap and modest losses for the other three funds in Equity Trust. Mid-Cap had a positive return of 0.55% while Investors was down -2.81% for the period, Balanced slipped -2.16%, and Foresight declined 2.34%. Over the same period, the S&P 500 Index rose 4.91%. The greatest influence on this performance disparity was the sharp increase in the S&P Energy and Utilities Sectors, which had twelve-month returns of 31.4% and 16.8%, respectively. In general, neither of these cyclical sectors was represented in our portfolios, since stocks in these industries rarely meet our long-held investment discipline.

Market in Review

Although the economy remained relatively strong throughout 2005, the stock market got off to a rocky start, and never really gained much traction. Signs of continued economic expansion were compromised by rising oil prices, the horrific hurricane season, and eight quarter-point interest rate increases by the Federal Reserve. The S&P 500, after showing a slight negative return for the first half of the year, ended 2005 with an annual return of 4.91%, the lowest positive return for the Index since 1994. Even this modest return can be somewhat misleading, since most of the upside in stocks was concentrated in the cyclical sectors of the market. For instance, the ten largest companies in the S&P 500 returned an average of just 0.40% for the year.

As in 2004, energy was the leading sector for the full year, even though energy-stock performance eased in the fourth quarter as crude oil prices dipped below $60 per barrel, and the refining infrastructure in the U.S. Gulf region began to normalize following the devastating hurricane season. With many industrial commodities such as aluminum and copper trading at or near multi-year highs, the materials sector was also a good performer for the year. Looking at the sectors in which Mosaic typically invests, financials and health care stocks had, as a group, positive returns, while consumer discretionary stocks were negative. Technology was basically flat and consumer staples and industrials were up less than the Index.

Entering 2005, our expectations were for rising interest rates, additional Federal Reserve tightening, and solid economic growth leading to upward pressure on inflation. As the year unfolded, the Fed raised the Fed Funds Rate eight times, from an initial 2.25% to 4.25%. Despite challenges from rising rates, continued stress in the Mideast, and a tragic hurricane season, the economy grew at about 3.5%, and CPI inflation trended higher. Corporate earnings grew at a healthy 13.2%, which was largely ignored as the overall market without the Energy and Utilities Sectors showed only a small positive return.

Outlook

Looking ahead, we believe that 2006 will be another solid year for the domestic economy, with positive, but decelerating growth. However, we share the wide concerns over the impact of high energy prices and a possible rollover in the housing boom. For years, economists have incorrectly predicted that the over-burdened U.S. consumer would stop spending, a key underpinning of recent economic growth. As we enter 2006, it is becoming clear the U.S. housing market is cooling. Home prices are advancing more slowly, and the rate of mortgage equity withdrawal will likely follow. With the winter heating season upon us, natural gas and heating oil costs have remained stubbornly high despite moderate weather. While we view slowing housing as healthy from a long-term perspective, we are paying close attention to how housing and energy prices impact consumer spending.

Another area of focus will be the execution of Fed policy and the impending change of Fed Chairman. The Fed now appears to be within striking distance of a "neutral" level for the Fed Funds Rate. (A neutral level is a rate that is generally believed to neither stimulate nor dampen economic growth.) We anticipate future hikes in short term rates will likely move from the "measured" path of the past one-and-a-half years to one more dependent on incoming economic and inflation data. Chairman Bernanke takes the helm with real GDP growing at an estimated 4.1% in the third quarter, the tenth consecutive quarter of 3%+ growth. Gains in manufacturing and service sector surveys, durable goods orders, and consumer confidence portend a continued buoyant rate of growth in the first half of 2006.

As the Fed transitions to new leadership, the condition of the U.S. labor market and the outlook for inflation will be important factors. Job growth has bounced back quickly from hurricane-depressed levels. We expect further job growth and declines in the unemployment rate to put upward pressure on wage costs, fueling inflation concern. In fact, inflation may provide the key to Fed policy in 2006. Along with elevated energy prices, industrial metal prices are sharply higher. Labor costs remain in an uptrend and productivity gains are unsustainably high. As a result, we see inflation as potentially a greater factor in the upcoming year than in recent years past.

In terms of the stock market, we see numerous signs that suggest there can be a rotation away from the cyclical stocks that have led the market in 2004 and 2005 towards companies with steady, consistent and predictable earnings. These shifts have historically occurred when corporate profits decelerate and when the gap between short-term and long-term bonds is narrow (a flat yield curve). With no yield gap between the 2-Year and 10-Year Treasury at year end, and the prospect of decreasing profitability in 2006, the stage is certainly set for such a scenario.

Interview with lead equity manager Jay Sekelsky

Can you summarize the performance of the funds in Equity Trust in 2005?

This twelve-month period was one of those stretches where our portfolios were out of sync with the market, and as a result, we had disappointing returns. Overall, stocks that are known for their long-term solid results were overlooked, while lower-quality stocks were responsible for the bulk of the market's advances. Within this larger climate, headwinds were predominantly sector related, but even within our sectors we had industry-specific challenges. For instance, in the financial area, we have done very well over time with well-managed insurance companies, but these companies were under pressure in 2005, first from regulatory issues and then from hurricane-related losses. The good news is that our overall returns in 2005 were not the result of owning companies that stumbled badly, but rather investments in solid companies whose values were not recognized in the investment environment of the past year. Another example is our media holdings, an area of the consumer discretionary sector which had weak performance across the board. We have not lost confidence in our media holdings, and expect that they will rebound nicely from this recent neglect. Looking ahead, we feel better about the prospect of future performance at this point in time than we have over the last several years.

Mosaic Investors

How did the fund perform in 2005?

Mosaic Investors returned -2.81% for the one-year period ended December 31, 2005. This return trailed the broader market as measured by the S&P 500, which was up 4.91%. It also trailed its peers, represented by the Lipper Large-Cap Core Index, which rose 5.72%. As we discussed above, this disparity was largely a result of sector and industry factors. Despite this difficult year, our longer-term results are still strong, with our five-year return ahead of our peers and S&P 500 benchmark.

Have you made any significant changes to the portfolio since December 31, 2004?

As long-term investors we seek to buy a select group of companies that we can hold for multiple years. Our last audited report (December 31, 2004) noted that our turnover rate for the fund in 2004 was 40%, well below the average for all domestic equity funds. In 2005, as reported in this report, our turnover rate was 41%.

In the first half of the year we added Check Point Software, Harley Davidson and Estee Lauder. Check Point is a company we have long admired, and which we have held in the past. Our trades were typically driven by valuation, as was the case with Check Point Software, as this leader of internet security solutions has not been immune from the volatility of the Technology Sector. When we purchased the stock, it was trading at the low end of its historical valuation range, and we were pleased to see the stock rise to our original target price.

Harley-Davidson is a familiar name to most of our investors, since it is often cited as having the strongest brand equity of any company in the United States. Due to recent earnings slowdowns, which we believe are temporary, the stock was trading at a historically low valuation level. Estee Lauder is another major brand name company new to the portfolio. This leader in the high growth "prestige" cosmetics industry retails over 20 brands, with the three largest accounting for the bulk of the company's revenue (Estee Lauder, Clinique and MAC).

In the third quarter of 2005 we added Novartis, a high-quality Swiss-based pharmaceutical company that also has the world's second largest generic drug business. In the fourth quarter we added Symantec, the software firm best known for its Norton Anti-Virus products which has merged with Veritas, a leading provider of corporate data management software. In addition, other late-year additions include Coca-Cola, Charles River Labs, United Parcel Services, Stryker Corp. and food distributor Sysco.

The major holdings sold from the portfolio were insurance giant AIG, Taiwan Semiconductors, Baxter International, MBNA Corp., Intuit, Freddie Mac, Markel, and Willis Group Holdings. AIG had been in the news in the first part of the year due to investigations into the company's property and casualty insurance operations. Although we believe that AIG is diverse and strong enough to move beyond these issues, the risk of negative influence on the stock price and our reduced confidence in management led to our sell decision. We sold our holdings in Taiwan Semiconductor in late June as the stock approached our assessment of full valuation, as was the case with Willis in September. Discovery Holdings was spun off from Liberty Media in July, and our research department felt that the stock had limited upside compared to other mid-cap possibilities.

TOP TEN STOCK HOLDINGS AS OF
DECEMBER 31, 2005 FOR MOSAIC INVESTORS

% of net assets
Wal-Mart Stores Inc.	4.52%
First Data Corp.	4.46%
Microsoft Corp.	4.42%
Citigroup Inc.	4.41%
Berkshire Hathaway - Class B	4.31%
Wells Fargo & Co.	4.04%
Novartis AG - ADR	4.01%
Comcast Corp. - Special Class A	3.97%
Liberty Media Corp - Class A	3.94%
Viacom Inc. - Class B	3.75%

What holdings were the strongest contributors to fund performance?

We saw particular strength in a number of our technology holdings. Over the past year we have gradually increased our allocation to select technology stocks, giving us an above-index weighting for the first time in many years. We had good results from Fiserv, the Milwaukee-based data processor, and Taiwan Semiconductor, which we sold in June and July based on our assessment of full valuation. Our consumer stocks, especially McDonald's, Target and Walgreen also produced solid results during the year. In addition, our holding in Baxter International proved beneficial, and we sold our position based on valuation concerns.

What holdings were the largest constraints on performance?

From a sector perspective, our lack of holdings in the hot Energy and Utilities Sectors were major constraints in terms of matching our benchmark. We typically do not find the sort of consistency we demand in these highly cyclical sectors. On a sector basis, our financial and consumer discretionary holdings were the greatest drag on performance, and most of this downside was concentrated in our insurance and media holdings. Regulatory controversies surrounding insurer AIG drove the stock down sharply, while weaknesses across the industry hurt our other financial names. AIG was sold in April. The hurricane disasters were particularly hard on insurance companies, including specialty insurer Markel and Berkshire Hathaway, which has major insurance holdings. Insurance companies often perform quite well coming out of stressful years like 2005, as improved pricing power lays the groundwork for better periods ahead.

Mosaic Balanced

How did Mosaic Balanced perform for the period?

Mosaic Balanced returned -2.16% in 2005, with negative results from equities offsetting modest positive returns from the bond side of the portfolio. As with our Investors Fund, a good deal of our underperformance was the result of not holding stocks in the top-performing Energy and Utilities Sectors. Over the same period, the average balanced fund, as tracked by the Lipper Balanced Fund Index, rose 5.20%.

Have you made any significant changes to the portfolio since December 31, 2004?

The stock holdings of Balanced generally mirror the holdings of Mosaic Investors, as discussed above. These holdings continue to focus on solid, well-established domestic companies that have proven their earning ability through difficult times. One of the factors in our management of Balanced is the mix of stocks and bonds, with 70% being the highest allowable percentage of stocks. We began the period holding 64.8% stocks and finished the period at virtually the same level, with 64.4% in stocks. On the bond side, we have been gradually increasing the percentage of government issued bonds, and decreasing the weighting in corporate bonds, based on our assessment of relative values. At the beginning of the period we held 10.6% of the fund in government bonds, and ended the period with 16.4% in governments.

How did the stock holdings in Balanced contribute to overall performance?

The stock holdings in Balanced were negative for the period. The holdings generally mirror the stocks held in Mosaic Investors, discussed at some length above.

TOP FIVE STOCK AND FIXED INCOME HOLDINGS
AS OF DECEMBER 31, 2005 FOR MOSAIC BALANCED

% of net assets
Top Five Stock Holdings (64.4% of net assets in stocks)
Microsoft Corp.	3.16%
First Data Corp.	3.05%
Citigroup Inc.	2.98%
Wal-Mart Stores Inc.	2.81%
Berkshire Hathaway - Class B	2.77%

Top Five Fixed Income Holdings (33.5% of net assets in fixed income)
US Treasury Note, 4%, 3/15/10	3.10%
US Treasury Note, 4.625%, 5/15/06	2.86%
Fannie Mae, 3.25%, 8/15/08	2.20%
Freddie Mac, 3.5%, 9/15/07	2.07%
US Treasury Note, 3.625%, 7/15/09	1.95%

How did the bond holdings in Balanced contribute to overall performance?

Our defensive positioning of the bond portfolio on the short-end of our intermediate range produced a small positive contribution to the Fund's annual return. Bond valuations fell in the first quarter of 2005, rebounded in the second quarter, and were basically flat for the remainder of the period. We have kept the bond holdings in Mosaic Balanced quite conservative, which is a positive when rates rise. Although we believe the peak in yields during this cycle will be at lower levels then once anticipated, we remain cautious over the near term. The economy will likely remain strong through the first half of the year, inflationary pressures are building and the Fed is still raising short-term rates. A better buying opportunity lies ahead. We believe most investors in our Balanced Fund are seeking solid returns with risk moderation, and our active management of the bond side of the fund is intended to complement these goals.

The average maturity of the bond portfolio was 3.31 years at period end, the effective duration was 2.85 years and the average credit quality was Aa2.

Mosaic Mid-Cap

An interview with Rich Eisinger, co-manager of Mosaic Mid-Cap.

How would you characterize the performance of Mosaic Mid-Cap so far in 2005?

The Fund's 0.55% return for the period was a disappointment. We trailed our benchmark, the Russell Midcap Index, which advanced 12.65% over the same period. We also trailed our peer group, as represented by the Lipper Mid-Cap Core Index, which advanced 9.46%. Over a five-year period the Fund has returned 9.07% compared to 8.45% for the Russell Midcap Index. The performance disparity in 2005 was not the result of holdings stumbling badly. Investors simply chose to pay little attention to the high-quality, consistent growers that we own in favor of stocks in cyclical sectors. We typically have very little exposure to industries such as energy, materials, and heavy industrials due to the difficulty in forecasting their cash flow streams. While energy and utilities constitute 14.8% of the Russell Midcap Index, they were responsible for 35.4% of the Index's return in 2005.

Our insurance holdings, after several years of outstanding performance, suffered from the weight of the Gulf hurricanes. In the end, the storm losses for our holdings were very manageable, and we are optimistic about the future. Our media companies experienced weakness as investors worried about "new media" and the impact it will have on advertising. While we certainly recognize the secular trends in the industry we believe investors, as they often do, overreacted to these concerns neglecting some of the excellent characteristics these businesses possess – wide moats and strong cash flow. Looking forward, we believe many of the factors that negatively impacted us in 2005 can be positives in the year ahead. As investors, we focus on the factors we can control (building a portfolio of high-quality businesses with sustainable earnings and purchasing these companies at a reasonable price) as opposed to the factors that are out of our control (the market's short-term moods). In most cases, we were pleased with the progress our companies made in 2005 on the earning's front. We believe it is only a matter of time before the market recognizes their value. If history is any indication, we are in the late stages of this economic expansion. While it is difficult to predict when growth will moderate, the probability of a deceleration in corporate earnings increases daily. The stocks of the types of businesses we own, characterized by strong competitive advantages, predictable cash flows and talented management teams, typically thrive in this environment.

Did you make any significant additions to the portfolio since December 31, 2004?

Over the course of the first six months of 2005 we added five new holdings: Charles River Labs, Check Point Technologies, Cintas, Cabela's, and Estee Lauder. In the second half of the period we added International Game Technology, Gannett Co., Clorox, Synovus Financial Corp., Waters Corp., Education Management Corp., and Autoliv.

Our new holdings, which come from quite a variety of industries, do have some commonalities: leadership in their segments, some inherent competitive advantage, and strong management teams. Cintas designs and manufactures uniforms, which it rents to its customers, and also markets to its corporate customers a range of supplies such as cleaning materials and first aid products. Check Point Software is a leader in internet and firewall security. Cabela's is a growing retailer of hunting, camping and fishing supplies, which it markets via large destination stores and a growing direct-market channel. Estee Lauder is a familiar name in the cosmetics industry, and has a growing international market through its numerous brands, including Clinique and MAC.

International Game Technology is a market leader in slot machines and has historically been a technological innovator in its field, which has experienced great growth in the past years. Gannett is known for its newspaper properties (including USA Today), but is a diversified media company with broadcast and internet enterprises. We believe it is one of the best managed companies in the industry. Waters Corp. is a leading producer of two major chemistry instrument lines used for purification and identification. Education Management provides post-secondary education through traditional classrooms as well as online. Autoliv is a leader in the vehicle occupant safety market, including seatbelts and airbags.

TOP TEN STOCK HOLDINGS AS OF
DECEMBER 31, 2005 FOR MOSAIC MID-CAP

% of net assets
Dover Corp.	4.37%
International Game Technology	4.22%
Markel Corp.	4.19%
Mercury General Corp.	4.14%
Hewitt Associates Inc. - Class A	4.06%
White Mountains Insurance Group	3.97%
Charles River Laboratories	3.73%
Clorox Company	3.59%
Waste Management Inc.	3.36%
Laboratory Corp of America	3.35%

What positions were sold from the portfolio?

In the first half of the year, four holdings were sold: Office Depot, Limited, Natuzzi and Kemet. In July we sold broker A.G. Edwards as its valuation reached our target. We had similar reasons for taking profits form John Wiley & Sons and Intuit. Kenneth Cole Production was sold due to fundamental concerns.

What holdings were the strongest contributors to fund performance?

In terms of sectors, we saw positive results from our Industrial Sector and Health Care Sector holdings. Among the top individual performers, with returns greater than 20% for the period, were Tiffany & Co., Jacobs Engineering Group, Office Depot (which was sold in March), Community Health Systems, Expeditors International, and John Wiley & Sons (which was sold in August).

What holdings were the largest constraints on performance?

Our underweighting in the leading Energy and Utility Sectors was a hurdle for this period, as soaring energy prices gave this cyclical sector a boost. We tend to avoid cyclical stocks, because few of them can demonstrate the sort of dependable earnings we require. We also faced challenges within some of our favorite sectors, as we held underperforming industries. Media stocks were a weight on our relative consumer discretionary performance and insurance holdings hampered us in the Financial Sector.

Individual holdings which had disappointing price appreciation included retailer Cabela's, media conglomerate Liberty, Liz Claiborne, Estee Lauder, Valassis Communications, insurers Markel and White Mountains, and Kemet, a supplier of electronics components.

Mosaic Foresight

An interview with Foresight manager and Madison Investment Advisors' founder and President, Frank Burgess.

How would you characterize the performance of Foresight for the period?

We underperformed for this annual period, with a return of -2.34%. Our Lipper Flexible Portfolio peer group had an average return of 6.34%, while the overall stock market, as represented by the S&P 500 was up 4.91%. As with our other stock portfolios, this performance gap was largely due to our lack of holdings in the market-leading Energy and Utilities Sectors, cyclical sectors which were not represented in the portfolio for the vast majority of the year.

Have you made any significant changes to the portfolio since December 31, 2004?

As we proceeded through 2005 we felt that we could be entering a period where stocks could deliver positive returns, and we allocated a greater percentage of the portfolio towards equities. At the beginning of the year we held a 75.7% exposure to stocks, and at the end of the first quarter we held 76.9% of the Fund in stocks. By mid-year we had increased this allocation to 88.2% stocks, and at the end of third quarter 96.1% of the fund was invested in equities. At year end, we held a similar 95.3% of the portfolio in stocks.

An adjustment within the stock allocation began to take place toward year-end. It was our assessment that an additional risk moderator could be added to the Fund by allocating stocks more broadly across the market sectors. To this intent, we began to fill in some of the sectors that were absent from the portfolio, such as energy and utilities. In total, these new holdings did not exert a significant effect on the portfolio's annual performance.

Among the additions were energy concerns ChevronTexaco, Exxon Mobil and Valero Energy Corp and Utility Sector companies FPL Group and Texas Utility Company. General Electric, the nation's largest company as measured by stock valuation, was added in December and is now the Fund's largest holding.

What were the major factors influencing performance over the past year?

This past year was a market that did not show a great deal of breadth in its modest gain. Cyclical sectors advanced nicely, while other broad areas of the market lost ground. Our discipline to stock investing has traditionally kept us at arm's length from cyclical stocks, and this was a major detriment to keeping up with our benchmarks in 2005. We also held above-market weightings in insurance and media, two industries that showed decided weakness over the course of the year. Insurance was hurt first by regulatory issues, and then by natural disasters. Media was simply out of favor, as investors seemed concerned with issues such as the shift of advertising spending from traditional placements to the internet.

In terms of individual holdings, we had particularly strong results from Fiserv, the Milwaukee-based data processor, and Taiwan Semiconductor, which we sold in June. We also received a boost from our positions in Baxter International, Morgan Stanley and Walgreen. On the downside, our media positions in Comcast and Liberty Media were detrimental, as were AIG and Symantec. We acquired Symantec in September, and although the stock stumbled through year end, we feel it will realize value ahead.

TOP TEN STOCK HOLDINGS AS OF
DECEMBER 31, 2005 FOR MOSAIC FORESIGHT

% of net assets
General Electric Co.	3.01%
Citigroup Inc.	2.99%
Wal-Mart Stores Inc.	2.92%
Microsoft Corp.	2.70%
Novartis AG - ADR	2.56%
Dover Corp.	2.54%
Transocean Inc.	2.51%
Wells Fargo & Co.	2.49%
Morgan Stanley	2.28%
American International Group	2.08%

MOSAIC EQUITY TRUST  December 31, 2005

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Mosaic Equity Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of the Mosaic Equity Trust (the "Trust"), including the Mosaic Investors Fund, Mosaic Balanced Fund, Mosaic Mid-Cap Fund, and Mosaic Foresight Fund (collectively, the "Funds"), as of December 31, 2005 and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights for each of the three years in the period ended December 31, 2003, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 14, 2004.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the Funds' custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Trust as of December 31, 2005, and the results of their operations for the year then ended and the changes in their net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Grant Thornton LLP

(signature)

Chicago, Illinois
February 1, 2006

MOSAIC EQUITY TRUST  December 31, 2005

Investors Fund - Portfolio of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS: 97.3% of net assets

CONSUMER DISCRETIONARY: 16.1%
Harley-Davidson Inc.	60,605	$3,120,551
Liz Claiborne Inc.	56,495	2,023,651
McDonald's Corp.	101,380	3,418,534
Mohawk Industries Inc.*	30,065	2,615,054
Sysco Corp.	63,575	1,974,004
Target Corp.	35,385	1,945,113
Wal-Mart Stores Inc.	125,825	5,888,610

CONSUMER STAPLES: 9.1%
The Coca Cola Co.	97,585	3,933,651
Costco Wholesale Corp.	41,725	2,064,136
Estee Lauder Co. - CL A	98,790	3,307,489
Walgreen Co.	58,735	2,599,611

FINANCIAL SERVICES: 12.1%
Citigroup Inc.	118,560	5,753,717
Morgan Stanley	84,595	4,799,920
Wells Fargo & Co.	83,745	5,261,698

HEALTH CARE: 15.2%
Charles River Laboratories*	79,385	3,363,542
Health Management Associates Inc. - CL A	165,840	3,641,846
Johnson & Johnson	79,225	4,761,423
Novartis AG - ADR	99,585	5,226,221
Stryker Corp.	64,190	2,851,962

INDUSTRIAL: 6.5%
Dover Corp.	108,610	4,397,619
United Parcel Service - CL B	34,695	2,607,329
Waste Management Inc.	47,490	1,441,322

INSURANCE: 7.1%
Berkshire Hathaway - CL B*	1,913	5,615,611
MGIC Investment Corp.	54,780	3,605,620

MEDIA & ENTERTAINMENT: 11.7%
Comcast Corp. - Special CL A*	201,550	$5,177,819
Liberty Media Corp. - CL A*	653,055	5,139,543
Viacom Inc. - CL B	150,035	4,891,141

TECHNOLOGY: 19.5%
Check Point Software Technology*	163,030	3,276,903
Cisco Systems Inc.*	265,000	4,536,800
First Data Corp.	135,170	5,813,662
Fiserv Inc.*	73,940	3,199,384
Microsoft Corp.	220,335	5,761,760
Symantec Corp.*	162,065	2,836,138

TOTAL COMMON STOCKS (Cost $118,321,490)		$126,851,384

REPURCHASE AGREEMENT: 0.4% of net assets With Morgan Stanley and Company issued 12/30/05 at 2.90%, due 1/3/06, collateralized by $528,020 in United States Treasury Notes due 8/15/29. Proceeds at maturity are $515,166 (Cost $515,000).		515,000

TOTAL INVESTMENTS: 97.7% of net assets (Cost $118,836,490)		$127,366,384

CASH AND RECEIVABLES LESS LIABILITIES: 2.3% of net assets		2,972,748

NET ASSETS: 100%		$130,339,132

*Non-income producing

MOSAIC EQUITY TRUST  December 31, 2005

Balanced Fund - Portfolio of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS: 64.4% of net assets

CONSUMER DISCRETIONARY: 10.4%
Harley-Davidson Inc.	5,910	$304,306
Liz Claiborne Inc.	4,860	174,085
McDonald's Corp.	8,175	275,661
Mohawk Industries Inc.*	2,760	240,065
Sysco Corp.	5,485	170,309
Target Corp.	3,045	167,384
Wal-Mart Stores Inc.	10,500	491,400

CONSUMER STAPLES: 6.2%
The Coca Cola Co.	8,455	340,821
Costco Wholesale Corp.	3,610	178,587
Estee Lauder Co. - CL A	9,995	334,633
Walgreen Co.	5,055	223,734

FINANCIAL SERVICES: 8.2%
Citigroup Inc.	10,770	522,668
Morgan Stanley	8,020	455,055
Wells Fargo & Co.	7,195	452,062

HEALTH CARE: 10.3%
Charles River Laboratories*	6,825	289,175
Health Management Associates Inc. - CL A	16,525	362,889
Johnson & Johnson	7,705	463,071
Novartis AG - ADR	8,500	446,080
Stryker Corp.	5,535	245,920

INDUSTRIAL: 3.8%
Dover Corp.	11,800	477,782
United Parcel Service - CL B	2,500	187,875

INSURANCE: 4.7%
Berkshire Hathaway - CL B*	165	484,357
MGIC Investment Corp.	5,250	345,555

MEDIA & ENTERTAINMENT: 7.8%
Comcast Corp. - Special CL A*	17,755	456,126
Liberty Media Corp. - CL A*	57,450	452,132
Viacom Inc. - CL B	14,250	464,550

TECHNOLOGY: 13.0%
Check Point Software Technology*	13,860	$278,586
Cisco Systems Inc.*	22,665	388,025
First Data Corp.	12,400	533,324
Fiserv Inc.*	6,075	262,865
Microsoft Corp.	21,135	552,680
Symantec Corp.*	15,415	269,763

TOTAL COMMON STOCKS (Cost $10,485,658)		$11,291,525

	PRINCIPAL AMOUNT	VALUE
DEBT INSTRUMENTS: 33.5% of net assets

CORPORATE OBLIGATIONS: 17.1%
CONSUMER GOODS: 1.1%
Wal-Mart Stores, 4.75%, 8/15/10	$200,000	$199,039

CONSUMER STAPLES: 0.9%
Kraft Foods, Inc. 4.625%, 11/1/06	150,000	149,559

FINANCIALS: 5.8%
Countrywide Home Loan, 5.625%, 5/15/07	210,000	211,854
Goldman Sachs, 7.35%, 10/1/09	180,000	193,928
Household Finance Co., 7.875%, 3/1/07	200,000	206,505
International Lease Finance, 4.875%, 9/1/10	200,000	197,490
MGIC Investment Corp., 6%, 3/15/07	200,000	202,057

HEALTH CARE: 1.1%
United Healthcare Group, 5%, 8/15/14	200,000	199,367

INDUSTRIAL: 1.9%
Daimler Chrysler, 7.2%, 9/1/09	200,000	211,679
Ford Motor Credit, 6.875%, 2/1/06	125,000	125,054

OIL: 1.2%
Marathon Oil Corp., 5.375%, 6/1/07	200,000	201,134

TECHNOLOGY: 1.7%
Computer Sciences Co., 3.5%, 4/15/08	100,000	$95,975
Hewlett-Packard Co., 5.5%, 7/1/07	200,000	201,687

TELECOMMUNICATIONS: 3.4%
AT & T Broadband, 8.375%, 3/15/13	200,000	231,815
Sprint Capital Corp, 6.125%, 11/15/08	200,000	205,796
Verizon New England, 6.5%, 9/15/11	150,000	154,050

US TREASURY & AGENCY OBLIGATIONS: 16.4%
Fannie Mae, 3.25%, 8/15/08	400,000	385,886
Federal Home Loan Bank, 4.375% 9/17/10	300,000	295,651
Freddie Mac, 3.50%, 9/15/07	370,000	363,005
US Treasury Note, 4.625%, 5/15/06	500,000	500,664
US Treasury Note, 3.625%, 7/15/09	350,000	341,551
US Treasury Note, 4.0%, 3/15/10	550,000	542,287
US Treasury Note, 5.0%, 8/15/11	90,000	92,921
US Treasury Note, 4.0%, 2/15/14	150,000	145,981
US Treasury Note, 4.25%, 3/15/14	210,000	207,769

TOTAL DEBT INSTRUMENTS (Cost $5,902,558)		$5,862,704

REPURCHASE AGREEMENT: 1.2% of net assets With Morgan Stanley and Company issued 12/30/05 at 2.90%, due 1/3/06, collateralized by $210,183 in United States Treasury Notes due 8/15/29. Proceeds at maturity are $205,066 (Cost $205,000).		$205,000

TOTAL INVESTMENTS: 99.1% of net assets (Cost $16,593,216)		$17,359,229

CASH AND RECEIVABLES LESS LIABILITIES: 0.9% of net assets		154,841

NET ASSETS: 100%		$17,514,070

*Non-income producing

MOSAIC EQUITY TRUST December 31, 2005

Mid-Cap Fund - Portfolio of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS: 98.2% of net assets

BANKS: 3.1%
Synovus Financial Corp.	169,670	$4,582,787

CONSUMER DISCRETIONARY: 16.1%
Cabela's Inc. - CL A*	204,460	3,394,036
CarMax Inc.*	145,775	4,035,052
Discovery Holding Co. - CL A*	213,803	3,239,115
Education Management Corp.*	138,480	4,640,465
Liz Claiborne Inc.	50,750	1,817,865
Mohawk Industries Inc.*	39,210	3,410,486
Tiffany & Company	79,455	3,042,332

CONSUMER STAPLES: 7.7%
Clorox Company	92,245	5,247,818
Del Monte Foods Co.	228,055	2,378,614
Estee Lauder Co. - CL A	108,765	3,641,452

HEALTH CARE: 11.7%
Charles River Laboratories*	128,890	5,461,069
Community Health Systems Inc.*	95,440	3,659,170
Laboratory Corp of America*	91,050	4,903,043
Waters Corp.*	80,555	3,044,979

INDUSTRIAL: 16.2%
Autoliv Inc.	86,695	3,937,687
Cintas Corp.	106,405	4,381,758
Dover Corp.	158,030	6,398,635
Expeditors International of Washington Inc.	10,740	725,057
Jacobs Engineering Group Inc.	49,625	3,368,049
Waste Management Inc.	161,975	4,915,941

INSURANCE: 16.5%
Markel Corp.*	19,307	6,121,284
Mercury General Corp.	103,905	6,049,349
Odyssey Reinsurance Holdings Corp.	146,110	3,664,439
White Mountains Insurance GP	10,398	5,807,803
Willis Group Holdings LTD	67,775	2,503,608

MEDIA & ENTERTAINMENT: 16.0%
EW Scripps, Co. - CL A	74,875	$3,595,497
Gannett Co., Inc.	55,615	3,368,601
International Game Technology	200,470	6,170,467
Liberty Global Inc. - CL C*	124,730	2,644,276
Liberty Media Corp. - CL A*	556,835	4,382,291
Valassis Communications Inc.*	112,465	3,269,358

TECHNOLOGY: 9.4%
Check Point Software Technology*	165,195	3,320,419
Fiserv Inc.*	105,230	4,553,302
Hewitt Associates Inc.*	211,790	5,932,238

TELECOMMUNICATIONS: 1.5%
IDT Corporation*	184,315	2,130,681

TOTAL COMMON STOCKS (Cost $135,235,286)		$143,739,023

REPURCHASE AGREEMENT: 1.6% of net assets With Morgan Stanley and Company issued 12/30/05 at 2.90%, due 1/3/06, collateralized by $2,349,944 in United States Treasury Notes due 8/15/29. Proceeds at maturity are $2,292,739 (Cost $2,292,000).		2,292,000

TOTAL INVESTMENTS: 99.8% of net assets (Cost $137,527,286)		$146,031,023

CASH AND RECEIVABLES LESS LIABILITIES: 0.2% of net assets		234,941

NET ASSETS: 100%		$146,265,964

*Non-income producing

MOSAIC EQUITY TRUST  December 31, 2005

Foresight Fund - Portfolio of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS: 95.3% of net assets

BANKS 5.7%
Bank of New York Co.	1,350	$42,997
Comerica Inc.	625	35,475
Capital One Financial Corp.	500	43,200
Synovus Financial Corp.	1,500	40,515
US Bancorp	1,425	42,593

CONSUMER DISCRETIONARY: 12.4%
Harley-Davidson Inc.	1,075	55,352
Home Depot	875	35,420
Liz Claiborne Inc.	1,550	55,521
McDonald's Corp.	1,015	34,226
Mohawk Industries*	435	37,836
Sysco Corp.	2,180	67,689
Target Corp.	1,010	55,520
Wal-Mart Stores Inc.	2,255	105,534

CONSUMER STAPLES: 5.1%
Clorox Co.	950	54,045
The Coca Cola Co.	1,345	54,217
Estee Lauder Co. - CL A	1,195	40,009
Walgreen Co.	815	36,072

ENERGY: 9.1%
Chevron Corp.	1,100	62,447
Exxon Mobil Corp.	765	42,970
Occidental Petroleum Corp.	750	59,910
Schlumberger LTD	360	34,974
Transocean Inc.*	1,300	90,597
Valero Energy Corp.	700	36,120

FINANCIAL SERVICES: 7.8%
Citigroup Inc.	2,225	107,979
Morgan Stanley	1,450	82,273
Wells Fargo & Co.	1,430	89,847

HEALTH CARE: 12.6%
Amgen, Inc.*	450	$35,487
Charles River Laboratories*	1,715	72,665
Health Management Associates Inc. - CL A	1,745	38,320
Johnson & Johnson	900	54,090
Novartis AG - ADR	1,760	92,365
Pfizer Inc.	1,500	34,980
Stryker Corp.	1,195	53,094
Waters Corp.*	1,900	71,820

INDUSTRIAL: 10.5%
Cintas Corp.	875	36,032
Dover Corp.	2,260	91,507
General Electric Co.	3,100	108,655
Tyco International LTD	2,500	72,150
United Parcel Service - CL B	950	71,393

INSURANCE: 6.5%
Allstate Corp.	675	36,497
American International Group	1,100	75,053
Berkshire Hathaway - CL B*	25	73,387
MGIC Investment Corp.	730	48,049

MATERIALS: 2.4%
Bemis Company	1,575	43,879
Ecolab Inc.	1,200	43,524

MEDIA & ENTERTAINMENT: 3.0%
Comcast Corp. - Special CL A*	1,390	35,709
Liberty Media Corp. - CL A*	9,465	74,490

TECHNOLOGY: 15.0%
Check Point Software Technology*	1,410	28,341
Cisco Systems, Inc.*	3,640	62,317
Dell Inc.*	1,500	44,985
First Data Corp.	1,115	47,956
Fiserv Inc.*	1,400	60,578
Intel Corp.	2,250	56,160
International Business Machines Corp.	750	61,650
Linear Technology Co.	1,000	36,070
Microsoft Corp.	3,730	97,540
Oracle Corp.*	3,875	47,314

TELECOMMUNICATIONS: 2.7%
Mobile Telesystems-SP ADR	1,040	$36,400
Verizon Communications Inc.	2,035	61,294

UTILITIES: 2.5%
FPL Group, Inc.	1,100	45,716
TXU Corp.	900	45,171

TOTAL COMMON STOCKS (Cost $3,404,763)		$3,437,976

REPURCHASE AGREEMENT: 34.6% of net assets With Morgan Stanley and Company issued 12/30/05 at 2.90%, due 1/3/06, collateralized by $1,281,601 in United States Treasury Notes due 8/15/29. Proceeds at maturity are $1,250,403 (Cost $1,250,000).		1,250,000

TOTAL INVESTMENTS: 129.9% of net assets (Cost $4,654,763)		$4,687,976

CASH AND RECEIVABLES LESS LIABILITIES: (29.9)% of net assets		(1,079,618)

NET ASSETS: 100%		$3,608,358

*Non-income producing

Statements of Assets and Liabilities

December 31, 2005

	Investors Fund	Balanced Fund	Mid-Cap Fund	Foresight Fund
ASSETS
Investments, at value (Notes 1 and 2)
Investment securities	$126,851,384	$17,154,229	$143,739,023	$3,437,976
Repurchase agreements	515,000	205,000	2,292,000	1,250,000
Total investments*	127,366,384	17,359,229	146,031,023	4,687,976
Cash	247	235	551	13
Receivables
Investment securities sold	2,798,974	185,881	--	--
Dividends and interest	44,630	89,709	92,349	2,077
Capital shares sold	204,543	100	441,563	2,000
Total assets	130,414,778	17,635,154	146,565,486	4,692,066

LIABILITIES
Payables
Investment securities purchased	--	--	--	72,694
Dividends	--	84,720	--	1,824
Capital shares redeemed	60,832	30,339	286,048	1,005,811
Independent trustee and auditor fees	14,814	6,025	13,474	3,379
Total liabilities	75,646	121,084	299,522	1,083,708

NET ASSETS	$130,339,132	$17,514,070	$146,265,964	$3,608,358

Net assets consists of:
Paid in capital	$119,468,751	$16,638,710	$133,307,637	$3,540,162
Undistributed net investment income	37,696	--	--	--
Accumulated net realized gains	2,302,791	109,347	4,454,590	34,983
Net unrealized appreciation on investments	8,529,894	766,013	8,503,737	33,213
Net Assets	$130,339,132	$17,514,070	$146,265,964	$3,608,358

CAPITAL SHARES OUTSTANDING
An unlimited number of capital shares, without par value, are authorized (Note 7)	6,930,651	1,006,499	12,202,785	286,287

NET ASSETS VALUE PER SHARE	$18.81	$17.40	$11.99	$12.61

*INVESTMENT SECURITIES, AT COST	$118,836,490	$16,593,216	$137,527,286	$4,654,763

Statements of Operations

For the year ended December 31, 2005

	Investors Fund	Balanced Fund	Mid-Cap Fund	Foresight Fund
INVESTMENT INCOME (Note 1)
Interest income	$251,447	$304,262	$397,145	$19,318
Dividend income	1,611,535	152,857	848,599	51,541
Total investment income	1,862,982	457,119	1,245,744	70,859

EXPENSES (Notes 3 and 5)
Investment advisory fees	1,060,807	164,407	1,059,876	35,742
Other expenses:
Service agreement fees	333,603	89,875	678,216	18,586
Independent trustee and auditor fees	30,876	9,499	24,874	5,000
Total other expenses	364,479	99,374	703,090	23,586

Total expenses	1,425,286	263,781	1,762,966	59,328

NET INVESTMENT INCOME (LOSS)	437,696	193,338	(517,222)	11,531

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	13,769,312	1,847,257	11,440,485	356,922
Change in net unrealized depreciation of investments	(18,745,361)	(2,641,040)	(9,442,220)	(484,540)

NET GAIN (LOSS) ON INVESTMENTS	(4,976,049)	(793,783)	1,998,265	(127,618)

TOTAL INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,538,353)	$(600,445)	$1,481,043	$(116,087)

Statements of Changes in Net Assets

For the period indicated

	Investors Fund		Balanced Fund
	Year Ended December 31.		Year Ended December 31,
	2005	2004	2005	2004
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$437,696	$1,015,133	$193,338	$266,061
Net realized gain on investments	13,769,312	4,530,880	1,847,257	697,103
Net unrealized appreciation (depreciation) on investments	(18,745,361)	10,689,842	(2,641,040)	1,052,618
Total increase (decrease) in net assets resulting from operations	(4,538,353)	16,235,855	(600,445)	2,015,782

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(400,000)	(1,015,133)	(193,338)	(266,061)
From net capital gains	(9,212,618)	--	(1,402,398)	--
Total distributions	(9,612,618)	(1,015,133)	(1,595,736)	(266,061)

CAPITAL SHARE TRANSACTIONS (Note 7)	(19,630,796)	23,937,258	(6,687,441)	237,488

TOTAL INCREASE (DECREASE) IN NET ASSETS	(33,781,767)	39,157,980	(8,883,622)	1,987,209

NET ASSETS
Beginning of period	$164,120,899	$124,962,919	$26,397,692	$24,410,483
End of period	$130,339,132	$164,120,899	$17,514,070	$26,397,692

	Mid-Cap Fund		Foresight Fund
	Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income (loss)	$(517,222)	$(72,422)	$11,531	$25,039
Net realized gain on investments	11,440,485	6,387,720	356,922	132,302
Net unrealized appreciation (depreciation) on investments	(9,442,220)	9,361,153	(484,540)	151,641
Total increase (decrease) in net assets resulting from operations	1,481,043	15,676,451	(116,087)	308,982

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	--	--	(11,531)	(25,039)
From net capital gains	(7,235,848)	(5,548,123)	(149,798)	--
Total distributions	(7,235,848)	(5,548,123)	(161,329)	(25,039)

CAPITAL SHARE TRANSACTIONS (Note 7)	36,212,109	51,004,929	(903,553)	(235,775)

TOTAL INCREASE (DECREASE) IN NET ASSETS	30,457,304	61,133,257	(1,180,969)	48,168

NET ASSETS
Beginning of period	$115,808,660	$54,675,403	$4,789,327	$4,741,159
End of period	$146,265,964	$115,808,660	$3,608,358	$4,789,327

Financial Highlights

Selected data for a share outstanding for the periods indicated.

INVESTORS FUND

	Year Ended December 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of year	$20.82	$18.79	$15.42	$18.61	$20.06
Investment operations:
Net investment income	0.06	0.13	0.04	0.04	0.04
Net realized and unrealized gain (loss) on investments	(0.62)	2.03	3.37	(3.19)	(0.54)
Total from investment operations	(0.56)	2.16	3.41	(3.15)	(0.50)
Less distributions:
From net investment income	(0.06)	(0.13)	(0.04)	(0.04)	(0.05)
From net capital gains	(1.39)	--	--	--	(0.90)
Total distributions	(1.45)	(0.13)	(0.04)	(0.04)	(0.95)
Net asset value, end of year	$18.81	$20.82	$18.79	$15.42	$18.61
Total return (%)	(2.81)	11.49	22.14	(16.94)	(2.52)
Ratios and supplemental data
Net assets, end of year (in thousands)	$130,339	$164,121	$124,963	$95,219	$30,526
Ratio of expenses to average net assets (%)	0.94	0.88	0.88	0.99	1.15
Ratio of net investment income to average net assets (%)	0.29	0.70	0.27	0.44	0.26
Portfolio turnover (%)	41	40	29	88	63

BALANCED FUND

	Year Ended December 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of year	$19.51	$18.22	$15.98	$17.87	$18.68
Investment operations:
Net investment income	0.18	0.20	0.19	0.26	0.33
Net realized and unrealized gain (loss) on investments	(0.60)	1.29	2.24	(1.89)	(0.12)
Total from investment operations	(0.42)	1.49	2.43	(1.63)	0.21
Less distributions:
From net investment income	(0.18)	(0.20)	(0.19)	(0.26)	(0.33)
From net capital gains	(1.51)	--	--	--	(0.69)
Total distributions	(1.69)	(0.20)	(0.19)	(0.26)	(1.02)
Net asset value, end of year	$17.40	$19.51	$18.22	$15.98	$17.87
Total return (%)	(2.16)	8.19	15.29	(9.13)	1.17
Ratios and supplemental data
Net assets, end of year (in thousands)	$17,514	$26,398	$24,411	$20,886	$22,856
Ratio of expenses to average net assets (%)	1.21	1.20	1.20	1.20	1.20
Ratio of net investment income to average net assets (%)	0.88	1.06	1.01	1.56	1.81
Portfolio turnover (%)	34	38	43	37	60

MID-CAP FUND

	Year Ended December 31,
	2005	2004	2003	2002	2001
Net asset value beginning of year	$12.52	$11.06	$8.69	$10.04	$9.36
Investment operations:
Net investment income (loss)	(0.05)	(0.01)	(0.03)	(0.03)	0.01
Net realized and unrealized gain (loss) on investments	0.12	2.10	2.51	(1.26)	1.40
Total from investment operations	0.07	2.09	2.48	(1.29)	1.41
Less distributions:
From net investment income	--	--	--	--	(0.01)
From net capital gains	(0.60)	(0.63)	(0.11)	(0.06)	(0.72)
Total distributions	(0.60)	(0.63)	(0.11)	(0.06)	(0.73)
Net asset value, end of year	$11.99	$12.52	$11.06	$8.69	$10.04
Total return (%)	0.55	18.90	28.53	(12.87)	15.32
Ratios and supplemental data
Net assets, end of year (in thousands)	$146,266	$115,809	$54,675	$26,202	$13,037
Ratio of expenses to average net assets (%)	1.25	1.24	1.25	1.24	1.25
Ratio of net investment income (loss) to average net assets (%)	(0.37)	(0.09)	(0.44)	(0.42)	0.09
Portfolio turnover (%)	46	38	25	35	47

FORESIGHT FUND

	Year Ended December 31,
	2005	2004	2003	2002	2001
Net asset value beginning of year	$13.38	$12.59	$10.79	$12.60	$13.41
Investment operations:
Net investment income	0.03	0.07	0.01	0.02	0.15
Net realized and unrealized gain (loss) on investments	(0.35)	0.79	1.80	(1.81)	(0.54)
Total from investment operations	(0.32)	0.86	1.81	(1.79)	(0.39)
Less distributions:
From net investment income	(0.03)	(0.07)	(0.01)	(0.02)	(0.42)
From net capital gains	(0.42)	--	--	--	--
Total distributions	(0.45)	(0.07)	(0.01)	(0.02)	(0.42)
Net asset value, end of year	$12.61	$13.38	$12.59	$10.79	$12.60
Total return (%)	(2.34)	6.83	16.73	(14.17)	(2.97)
Ratios and supplemental data
Net assets, end of year (in thousands)	$3,608	$4,789	$4,741	$3,925	$4,310
Ratio of expenses to average net assets (%)	1.25	1.25	1.25	1.25	1.25
Ratio of net investment income to average net assets (%)	0.24	0.54	0.04	0.21	1.41
Portfolio turnover (%)	122	39	7	8	26

Notes to Financial Statements

1. Summary of Significant Accounting Policies. Mosaic Equity Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, investment management company. As of the date of this report, the Trust offers shares in four separate diversified funds which invest in differing securities: the Investors Fund, Balanced Fund, Mid-Cap Fund and Foresight Fund whose objectives and strategies are described in the Trust's prospectus.

Securities Valuation: Securities traded on a national securities exchange are valued at their closing sale price. Repurchase agreements and other securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which quotations are readily available, are valued at the mean between their closing bid and ask prices. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount and market discount are accreted over the expected life of each applicable security using the effective interest method. Dividend income is recorded on the ex-dividend date. Other income is accrued as earned.

Distribution of Income and Gains: Distributions are recorded on the ex-dividend date. Net investment income, determined as gross investment income less total expenses, is declared as a regular dividend and distributed to shareholders at year-end for the Investors, Mid-Cap and Foresight Funds. The Trust intends to declare and pay regular dividends quarterly on the Balanced Fund. Capital gain distributions, if any, are declared and paid annually at year-end.

The tax character of distributions paid during 2005 and 2004 were as follows:

	2005	2004
Investors Fund:
Distributions paid from:
Ordinary income	$400,000	$1,015,133
Long-term capital gains	9,212,618	--
Balanced Fund:
Distributions paid from:
Ordinary income	$193,338	$266,061
Long-term capital gains	1,402,398	--
Mid-Cap Fund:
Distributions paid from:
Short-term capital gains	$1,330,354	$1,278,809
Long-term capital gains	5,905,494	4,269,314
Foresight Fund:
Distributions paid from:
Ordinary income	$11,531	$25,039
Long-term capital gains	149,798	--

The Investors Fund, Balanced Fund, Mid-Cap Fund and Foresight Fund designate 100%, 79%, 40% and 100%, respectively, of dividends declared from net investment income and short-term capital gains during the fiscal year ended December 31, 2005 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Investors Fund:
Undistributed net investment income	$37,696
Accumulated net realized gains	2,302,791
Net unrealized appreciation on investments	8,529,894
$10,870,381
Balanced Fund:
Accumulated net realized gains	$112,189
Net unrealized appreciation on investments	763,171
$875,360
Mid-Cap Fund:
Accumulated net realized gains	$4,454,590
Net unrealized appreciation on investments	8,503,737
$12,958,327
Foresight Fund:
Accumulated net realized gains	$34,983
Net unrealized appreciation on investments	33,213
$68,196

Net realized gains or losses may differ for financial and tax reporting purposes as a result of loss deferrals related to wash sales and post-October transactions.

Income Tax: No provision is made for federal income taxes since it is the intention of the Trust to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribu-tion to shareholders of taxable income which will be sufficient to relieve it from all or substantially all income taxes. As of December 31, 2005, capital loss carryovers available to offset future capital gains for federal income tax purposes is $316,107 for the Investors Fund expiring December 31, 2010.

This loss was acquired through its merger with Mosaic Focus Fund on July 1, 2002 and is subject to certain limitations.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 2005 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities. In the Mid-Cap Fund, a permanent book and tax difference relating to short-term capital gains in the amount of $517,222 was reclassified from accumulated net realized gain to accumulated undistributed net investment income.

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Trust purchases securities under agree-ments to resell, the securities are held for safekeeping by the custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust's custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Trust, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations. On the date of this report, the Investors Fund had approximately a 9.2% interest, the Balanced Fund approximately a 3.7% interest, the Mid-Cap Fund approximately a 41.1% interest and the Foresight Fund approximately a 22.4% interest in the consolidated repurchase agreement of $5,573,000 collateralized by $5,713,892 in United States Treasury Notes. Proceeds at maturity were $5,574,796.

3. Investment Advisory Fees and Other Transactions with Affiliates. The investment advisor to the Trust, Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc. (collectively "the Advisor"), earns an advisory fee equal to 0.75% per annum of the average net assets of the Balanced, Mid-Cap and Foresight Funds and the first $100 million in the Investors Fund. The advisory fee paid by the Investors Fund is reduced to 0.60% per annum on assets over $100 million. The fees are accrued daily and are paid monthly.

4. Investment Transactions. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2005 were as follows:

	Purchases	Sales
Investors Fund:
U. S. Gov't Securities	--	--
Other	$57,883,752	$74,117,416
Balanced Fund:
U. S. Gov't Securities	$1,947,336	$1,801,625
Other	$5,110,696	$12,087,121
Mid-Cap Fund:
U. S. Gov't Securities	--	--
Other	$96,252,897	$59,218,817
Foresight Fund:
U. S. Gov't Securities	--	--
Other	$4,954,999	$5,013,766

5. Other Expenses. Under a separate Services Agreement, the Advisor will provide or arrange for each fund to have all other necessary operational and support services for a fee based on a percentage of average net assets. These fees are accrued daily and paid monthly. This percentage is 0.41% for the Balanced Fund, 0.48% for the Mid-Cap Fund and 0.39% for the Foresight Fund. For the Investors Fund, this fee is 0.23% on the first $100 million and 0.20% on all assets greater than $100 million. Effective October 25, 2005 this percentage was reduced to 0.45% for assets over $150 million for the Mid-Cap Fund.

The Trust also pays the expenses of the Trust's Independent Trustees and auditors directly. For the year ended December 31, 2005, these fees amounted to $30,876, $9,499, $24,874 and $5,000 for the Investors, Balanced, Mid-Cap and Foresight Funds, respectively.

6. Aggregate Cost and Unrealized Appreciation (Depreciation). The aggregate cost for federal income tax purposes and the net unrealized appreciation (depreciation) are as follows as of December 31, 2005:

	Investors Fund	Balanced Fund
Aggregate Cost	$118,836,490	$16,596,058
Gross unrealized appreciation	12,195,097	1,224,910
Gross unrealized depreciation	(3,665,203)	(461,739)
Net unrealized appreciation	$8,529,894	$763,171
	Mid-Cap Fund	Foresight Fund
Aggregate Cost	$137,527,286	$4,654,763
Gross unrealized appreciation	12,406,520	97,011
Gross unrealized depreciation	(3,902,783)	(63,798)
Net unrealized appreciation	$8,503,737	$33,213

7. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares were as follows:

	Year Ended December 31,
Investors Fund	2005	2004
In Dollars
Shares sold	$31,050,574	$41,926,322
Shares issued in reinvestment of dividends	6,784,683	427,421
Total shares issued	37,835,257	42,353,743
Shares redeemed	(57,466,053)	(18,416,485)
Net increase (decrease)	$(19,630,796)	$23,937,258

In Shares
Shares sold	1,534,905	2,163,461
Shares issued in reinvestment of dividends	355,219	20,509
Total shares issued	1,890,124	2,183,970
Shares redeemed	(2,843,374)	(950,915)
Net increase (decrease)	(953,250)	1,233,055

	Year Ended December 31,
Balanced Fund	2005	2004
In Dollars
Shares sold	$2,025,363	$2,351,697
Shares issued in reinvestment of dividends	1,501,715	248,091
Total shares issued	3,527,078	2,599,788
Shares redeemed	(10,214,519)	(2,362,300)
Net increase (decrease)	$(6,687,441)	$237,488

In Shares
Shares sold	105,991	126,590
Shares issued in reinvestment of dividends	85,679	13,035
Total shares issued	191,670	139,625
Shares redeemed	(538,007)	(126,547)
Net increase (decrease)	(346,337)	13,078

	Year Ended December 31,
Mid-Cap Fund	2005	2004
In Dollars
Shares sold	$66,567,902	$57,132,683
Shares issued in reinvestment of dividends	7,071,259	5,378,113
Total shares issued	73,639,161	62,510,796
Shares redeemed	(37,427,052)	(11,505,867)
Net increase	$36,212,109	$51,004,929

In Shares
Shares sold	5,386,599	4,852,189
Shares issued in reinvestment of dividends	586,340	429,562
Total shares issued	5,972,939	5,281,751
Shares redeemed	(3,022,565)	(973,718)
Net increase	2,950,374	4,308,033

	Year Ended December 31,
Foresight Fund	2005	2004
In Dollars
Shares sold	$572,645	$540,491
Shares issued in reinvestment of dividends	159,506	24,485
Total shares issued	732,151	564,976
Shares redeemed	(1,635,704)	(800,751)
Net decrease	$(903,553)	$(235,775)

In Shares
Shares sold	43,865	41,264
Shares issued in reinvestment of dividends	12,649	1,829
Total shares issued	56,514	43,093
Shares redeemed	(128,294)	(61,727)
Net decrease	(71,780)	(18,634)

Fund Expenses (unaudited)

Example: As a shareholder of one of the funds of Mosaic Equity Trust, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including Investment advisory fees and Other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in any Mosaic Equity Trust fund and to compare these costs with the ongoing costs of investing in other mutual funds. See footnotes 3 and 5 above for an explanation of the types of costs charged by the funds offered by the Trust. This Example is based on an investment of $1,000 invested on July 1, 2005 and held for the six months ended December 31, 2005.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,500 ending account valued divided by $1,000 = 8.5), then multiply the result by the number under the heading entitled "Expenses Paid During the Period."

Based on Actual Total Return1
	Actual Total Return2	Beginning Account Value	Ending Account Value	Annualized Expense Ratio3	Expenses Paid During the Period3
Investors Fund	0.42%	$1,000.00	$1,004.24	0.94%	$4.77
Balanced Fund	-0.06%	$1,000.00	$999.37	1.21%	$6.10
Mid-Cap Fund	1.61%	$1,000.00	$1,016.06	1.25%	$6.41
Foresight Fund	0.75%	$1,000.00	$1,007.46	1.25%	$6.34
1For the six months ended December 31, 2005.

2Assumes reinvestment of all dividends and capital gains distributions, if any, at net asset value.

3Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not any fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in a fund offered by the Trust and other funds. To do so, compare the 5.00% hypothetical example relating to the applicable Mosaic fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Based on Hypothetical Total Return1
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio2	Expenses Paid During the Period2
Investors Fund	5.00%	$1,000.00	$1,025.47	0.94%	$4.80
Balanced Fund	5.00%	$1,000.00	$1,025.47	1.21%	$6.15
Mid-Cap Fund	5.00%	$1,000.00	$1,025.47	1.25%	$6.36
Foresight Fund	5.00%	$1,000.00	$1,025.47	1.25%	$6.36
1For the six months ended December 31, 2005.

2Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Management Information

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Philip E. Blake 550 Science Drive Madison, WI 53711 Born 1944	Trustee	Indefinite Term since May 2001	Private investor; retired President and CEO of Madison Newspapers, Inc.; and Vice President, Lee Enterprises, Incorporated.; managing partner of Forecastle, Inc. (2000-present).	All 12 Mosaic Funds and the Madison Strategic Sector Premium Fund	Madison Newspapers, Inc., of Madison, WI; Nerites Corp.; Trustee of the Madison Claymore Covered Call Fund and Madison Strategic Sector Premium Fund
James R. Imhoff, Jr. 550 Science Drive Madison, WI 53711 Born 1944	Trustee	Indefinite Term since July 1996	Chairman and CEO of First Weber Group, Inc. (real estate brokers) of Madison, WI.	All 12 Mosaic Funds and the Madison Strategic Sector Premium Fund	Park Bank; Trustee of the Madison Claymore Covered Call Fund and Madison Strategic Sector Premium Fund
Lorence D. Wheeler 550 Science Drive Madison, WI 53711 Born 1938	Trustee	Indefinite Term since July 1996	Retired investor; formerly Pension Specialist for CUNA Mutual Group (insurance) and President of Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide).	All 12 Mosaic Funds and the Madison Strategic Sector Premium Fund	Grand Mountain Bank, FSB; Trustee of the Madison Claymore Covered Call Fund and Madison Strategic Sector Premium Fund

Interested Trustee*

Frank E. Burgess 550 Science Drive Madison, WI 53711 Born 1942	Trustee and Vice President	Indefinite Terms since July 1996	Founder, President and Director of Madison Investment Advisors, Inc.	All 12 Mosaic Funds and the Madison Strategic Sector Premium Fund	Capitol Bank, FSB; Trustee of the Madison Claymore Covered Call Fund and Madison Strategic Sector Premium Fund

Officers*

Katherine L. Frank 550 Science Drive Madison, WI 53711 Born 1960	President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and President of Madison Mosaic, LLC	President of all 12 Mosaic Funds, Trustee of all Mosaic Funds except Mosaic Equity Trust; President of the Mosaic Strategic Sector Premium Fund.	None
Jay R. Sekelsky 550 Science Drive Madison, WI 53711 Born 1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 12 Mosaic Funds and the Madison Strategic Sector Premium Fund	None
Christopher Berberet 550 Science Drive Madison, WI 53711 Born 1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 12 Mosaic Funds and the Madison Strategic Sector Premium Fund	None
W. Richard Mason 8777 N. Gainey Center Drive, #220 Scottsdale, AZ 85258 Born 5/13/1960	Secretary, General Counsel and Chief Compliance Officer	Indefinite Terms since November 1992	Principal of Mosaic Funds Distributor, LLC; General Counsel and Chief Compliance Officer for Madison Investment Advisors, Madison Scottsdale, LC and Madison Mosaic, LLC; General Counsel for Concord Asset Management, LLC.	All 12 Mosaic Funds and the Madison Strategic Sector Premium Fund.	None
Greg Hoppe 550 Science Drive Madison, WI 53711 Born 4/28/1969	Chief Financial Officer	Indefinite Term since August 1999	Vice President of Madison Mosaic, LLC	All 12 Mosaic Funds and the Madison Strategic Sector Premium Fund.	None

*All interested Trustees and Officers of the Trust are employees and/or owners of Madison Investment Advisors, Inc. Since Madison Investment Advisors, Inc. serves as the investment advisor to the Trust, each of these individuals is considered an "interested person" of the Trust as the term is defined in the Investment Company Act of 1940.

The Statement of Additional Information contains more information about the Trustees and is available upon request. To request a free copy, call Mosaic Funds at 1-800-368-3195.

Forward-Looking Statement Disclosure. One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate," "may," "will," "expect," "believe," "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information. The Trust adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Trust's portfolios. Additionally, information regarding how the Trust voted proxies related to portfolio securities during the most recent fiscal year-end is available. These policies and voting information are available to you upon request and free of charge by writing to Mosaic Funds, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Trust's proxy voting policies and voting information may also be obtained by visiting the Securities and Exchange Commission web site at www.sec.gov. The Trust will respond to shareholder requests for copies of our policies and voting information within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure. The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Commission's website. The Trust's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Form N-Q and other information about the Trust are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102. Finally, you may call Mosaic at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

The Mosaic Family of Mutual Funds

Mosaic Equity Trust
Mosaic Investors Fund
Mosaic Balanced Fund
Mosaic Mid-Cap Fund
Mosaic Foresight Fund

Mosaic Income Trust
Mosaic Government Fund
Mosaic Intermediate Income Fund
Mosaic Institutional Bond Fund

Mosaic Tax-Free Trust
Mosaic Arizona Tax-Free Fund
Mosaic Missouri Tax-Free Fund
Mosaic Virginia Tax-Free Fund
Mosaic Tax-Free National Fund

Mosaic Government Money Market

For more complete information on any Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

TRANSER AGENT
Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

TELEPHONE NUMBERS
Shareholder Service
Toll-free nationwide: 888-670-3600

Mosaic Tiles (24 hour automated information)
Toll-free nationwide: 800-336-3600

550 Science Drive
Madison, Wisconsin 53711

Mosaic Funds
www.mosaicfunds.com

SEC File Number 811-3615

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party. The code was first adopted during the fiscal year ended December 31, 2003.

(c) The code has not been amended since it was initially adopted.

(d) The Trust granted no waivers from the code during the period covered by this report.

(f) Any person may obtain a complete copy of the code without charge by calling Mosaic Funds at 800-368-3195 and requesting a copy of the Mosaic Funds Sarbanes Oxley Code of Ethics.

Item 3. Audit Committee Financial Expert.

At a meeting held during the period covered by this report, the Trust’s Board of Trustees elected James Imhoff, an “independent” Trustee and a member of the Trust’s audit committee, to serve as the Trust’s audit committee financial expert among the three Mosaic independent Trustees who so qualify to serve in that capacity.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees.  Note that through May 2004, audit fees were paid pursuant to the Services Agreement between the Trust and Madison Mosaic, LLC and are were not paid directly to the accountants.  Such fees continue to be accrued for pursuant to the Services Agreement, but are now paid directly to the accountants.  Total audit fees paid to the registrant's principal accountant for the fiscal years ended December 31, 2004 and 2005, respectively, out of the Services Agreement fees collected from all Mosaic Funds were $72,000 (including typical expenses in connection with the audit such as postage, photocopying, etc.) and $75,000, (including expenses expected to billed after completion of audit work and the date of this Form N-CSR).  Of these amounts, approximately $32,500 and $36,500, respectively, was or will be attributable to the registrant and the remainder was or will be attributable to audit services provided to other Mosaic Funds registrants.

(b) Audit-Related Fees.  None.

(c) Tax-Fees.  None.

(d) All Other Fees. None.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

     (2) Not applicable.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No changes.  The Trust does not normally hold shareholder meetings.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act") are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(a)(3) None.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mosaic Equity Trust

By: (signature)

W. Richard Mason, Secretary

Date: February 16, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, Chief Executive Officer

Date: February 16, 2006

By:  (signature)

Greg Hoppe, Chief Financial Officer

Date: February 16, 2006